  UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                                      Washington, D.C. 20549

                                                             FORM N-CSR

                                        CERTIFIED SHAREHOLDER REPORT
                  OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   Investment Company Act file number 811-04750
                                                                                           -------------

                                            Fenimore Asset Management Trust
              - ------------------------------------------------------------------------------
                                   (Exact name of registrant as specified in charter)

                                                    384 North Grand Street
                                                           P.O. Box 399
                                               Cobleskill, New York 12043
           - ------------------------------------------------------------------------------
                                (Address of principal executive offices) (Zip code)

                                                    Thomas O. Putnam
                                       Fenimore Asset Management Trust
                                              384 North Grand Street
                                          Cobleskill, New York 12043
       - ------------------------------------------------------------------------------
                                   (Name and address of agent for service)

                Registrant's telephone number, including area code: 1-800-453-4392
                                                                                              ------------------

                                    Date of fiscal year end: December 31
                                                                      ---------------

                                 Date of reporting period: June 30, 2016
                                                                 ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).
The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not
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("OMB") control number. Please direct comments concerning the accuracy of the
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burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,
NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.
The semi-annual report to stockholders is filed herewith.

Item 2. Code of Ethics.

Not applicable.

In-Depth Research. Insightful investing.

 SEMI-ANNUAL REPORT

JUNE 30, 2016

VALUE FUND - INVESTOR SHARES

EQUITY-INCOME FUND - INVESTOR SHARES

SMALL CAP FUND - INVESTOR SHARES & INSTITUTIONAL SHARES

Table of Contents

Chairman’s Commentary	1
FAM Value Fund
Letter to Shareholders	4
Portfolio Data	9
Statement of Investments	10
FAM Equity-Income Fund
Letter to Shareholders	15
Portfolio Data	21
Statement of Investments	22
FAM Small Cap Fund
Letter to Shareholders	26
Portfolio Data	31
Statement of Investments	32
Statement of Assets and Liabilities	36
Statement of Operations	37
Statement of Changes in Net Assets	38
Notes to Financial Statements	41
Expense Data	54
Supplemental Information	56
Privacy Policy

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

Chairman’s Commentary

June 30, 2016

Dear Fellow Shareholder,

In my last letter, I described the stock market as having “stumbled off the line” in 2015. Extending the idiom, 2016 began not with a stumble, but a full-blown flop. By mid-January, the S&P 500, an index of the largest companies by market capitalization, had fallen nearly 10%. After a brief pause and partial recovery, the index fell to new 2016 lows by mid-February. Investor skittishness was fueled by uncertainty over China’s currency policy and growth prospects, the efficacy of global monetary policy in spurring growth, and oil prices hitting new lows. Eventually, fears subsided. The S&P 500 spent much of the second quarter in positive territory with little price volatility; until, that is, it was upended by a United Kingdom (UK) referendum.

With all of the drama, the S&P 500 ended the first half up returning 3.8%. The Russell 2000, an index of smaller companies by market capitalization, returned 2.2%. All three of our mutual funds performed very well on both an absolute and relative basis despite being underweight in some of the areas of the markets that outperformed. During the first half, we initiated ownership positions in 10 businesses and sold our holdings in 12 companies across our three mutual funds. We received and sold two spinoffs and one of our holdings was acquired. Please see each Fund’s detailed Managers’ Letter.

“Brexit”

On June 23, 2016, citizens of the UK decided by referendum to withdraw from the European Union (EU). The precise process and timing for the UK’s withdrawal is unclear, but it is expected to take up to two years. Make no mistake, this is a significant geopolitical event which will affect the global economy to some degree. But, because it is unprecedented and — until recently — was deemed farfetched, experts of all persuasions lack conviction about what is going to happen in the near to medium term.

Anticipating a victory for the “Remain” faction, U.S. equity markets (S&P 500) rallied 1.3% the day of the referendum, and then fell 3.6% the day following the surprise “Leave” vote. The immediate market reaction was generally efficient in that companies with direct expo- sure to the UK and Eurozone were hit hardest followed by those with indirect exposure. Businesses with little or no exposure were affected the least. This is in contrast to some geopolitical events of recent years that caused more indiscriminant selling and wholesale “risk-on/risk-off” moves.

We do not have special insights into the near-term consensuses. Of course, we have been examining likely first and second order Brexit effects. For instance, sales growth for firms selling into the UK and EU will likely slow as consumers and businesses delay consumption and investment in the face of uncertainty. And, the impact of the stronger dollar will fur-

1

Chairman’s Commentary

ther weigh on revenues. Second order effects include the potential for interest rates to be “even lower for even longer” and for assets denominated in foreign currency to be cheaper in U.S. dollars. Like many such events, Brexit will produce both risks and opportunities. And, as always, we are focused on minimizing the former and taking advantage of the latter. Longer term, we do not think Brexit will materially diminish the values of the corporations in which we are invested.

I would like to share a happy Brexit side note. Despite some frightening headlines, our FAM Shareholder Services Team has received very few panicked calls from shareholders. Our investors are once again proving to have a patient temperament and long-term perspective, both of which are crucial to preserving and building real wealth. They — you — understand that there will always be uncertainty in the global investment landscape. The key is to have an investment plan, remain calm, and not get tempted to engage in performance-diminishing behaviors.

Have you ever been on a golf course when a storm brews? Often, at the first clap of thunder or bolt of lightning, our instinct is to get under the nearest tree. After all, you do not want to be exposed and out in the open. Of course, that is exactly the wrong thing to do. Rather than a shelter, a tree is in fact a prominent conduit for a lightning strike. I cannot help but feel many investors are doing the equivalent of ducking for cover under a tree amidst the turmoil of equity markets, the uncertainty of growth, and the paucity of yield. Many investors are fleeing to “safety” in U.S. Treasuries and certain domestic stocks.

The demand for U.S. Treasuries (and other sovereign bonds) is unprecedented. As I write, the 10-Year Treasury yield is a scant 1.39% and the yield-to-maturity on many countries’ bonds is actually negative. On the equity side, the desperate search for yield has stretched the valuations of bond proxies such as Real Estate Investment Trusts (REITs) and Utilities as well as other dividend-paying stocks. Similarly, the valuations of stocks with a history of low price volatility and other defensive stocks have ballooned. While there are a few scenarios in which making a 10-year loan to the U.S. Government for less than 1.5% interest would — in hindsight — be wise, doing so will more likely result in the erosion of real wealth. The same can be said for paying 28 times earnings for a slow growing business merely because its price does not move much. Or, paying 35 times the dividends generated by providing electricity in certain municipalities. We firmly believe that risk in investing is the permanent loss of purchasing power. By this definition, there are a few “safe” asset classes and sectors that may prove to be trees in a lightning storm. We are avoiding these areas and either trimming or selling holdings that have become too richly priced in the reach for yield and flight to safety.

While not all areas are overpriced, the market is fairly valued and bargains are scarce. This is generally the case and is a great environment for our bottom-up, research-driven, risk averse approach. So far this year, we have met with — by phone or in person — more than 70 companies in our quest for real wealth preservation and growth. Nearly one-half of these are businesses we have never spoken to before. We are turning over a lot of rocks and finding many interesting things. This is what we love to do on your behalf.

Thank you for all the trust you place in us.

Thomas O. Putnam, Chairman

Research Team

Andrew F. Boord
John D. Fox, CFA
Kevin D. Gioia, CFA
Paul C. Hogan, CFA
William W. Preston, CFA
Drew P. Wilson, CFA

FAM Value Fund

June 30, 2016

Dear Fellow Value Fund Shareholder:

The stock market started the year on a downward spiral, but finished the first six months with a bang! On the first business day of the year investors responded to some bad news from China with quick selling and the month of January ended up being one of the worst on record. The selling continued into mid-February and, at the low point on February 11, the market was down 14% from the all-time high set in May 2015. From this low point there was a quick rebound and the market was mostly up until June 23 when United Kingdom citizens voted to leave the European Union. The vote surprised investors and there was a quick two-day drop of about 5%. In spite of these gyrations, the U.S. stock market was positive as of June 30 and only 1.5% from the all-time high.

Performance Detail

At June 30, 2016 the net asset value of the FAM Value Fund was $63.25. This represents an increase of 5.31% from the beginning of the year. For comparison, the S&P 500 Index increased 3.84% and the Russell Midcap Index increased 5.50%.

	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 1/2/87
FAM Value Fund	5.31%	2.45%	10.41%	10.10%	6.65%	10.30%
Russell Midcap Index	5.50%	0.56%	10.80%	10.90%	8.07%	11.46%
S&P 500 Index	3.84%	3.99%	11.66%	12.10%	7.42%	10.06%

Best Performers

Brown & Brown, Inc. was the best performing stock during the first half of 2016, on a dollar- weighted basis, with a gain of $7.12 million. Brown & Brown is a long-term holding in the Fund with an original purchase date in the 1990s. The company is a national insurance agency with headquarters in Daytona Beach, FL. Sales and earnings results have been fairly consistent over the last few years and Brown & Brown has embarked on a stock repurchase program which is adding to earnings per share growth.

The second-best performing stock was Stryker Corporation with a gain of $5.81 million. Stryker is a healthcare company selling products used in orthopedic surgeries and hospital beds. The corporation’s results have been driven by the demand for medical procedures as populations age around the globe. In addition to organic sales growth, the business has added a number of new products through the acquisition of other companies. Stryker fits our profile well with double-digit returns on invested capital and excellent free cash flow generation.

The third-best performer was White Mountains Insurance Group, Ltd. with a gain of $5.58 million. White Mountains is an insurance holding company that operates insurance firms and makes investments in insurance-related businesses. Over the last 12 months, White Mountains has announced the sale of three of those investments at prices above their carrying value on the company’s balance sheet. These sales have resulted in gains of more than $100 in book value per share and the gains have become recognized in their stock price — this has led to good results. Over the last three and five years, management has increased book value per share at compounded annual rates of 9% and 12%, respectively.

Worst Performers

The worst performer year-to-date, on a dollar-weighted basis, was Bank of the Ozarks, Inc. with a loss of -$6.04 million. This is a rare appearance on the list of worst performers for Bank of the Ozarks which has been an excellent performer since the Fund’s original purchase in 2010 below $8 a share. The company has grown rapidly over the years through a combination of acquisitions and loan originations. From humble roots in their home state of Arkansas, the bank has become a national real estate lender. The stock declined this year due to concerns that growth was perhaps too fast and the closing of two announced acquisitions was delayed. Recently, Bank of the Ozarks raised new capital to support future growth and received regulatory approval for the previously announced acquisitions.

The second-worst performer was CarMax, Inc. with a loss of -$2.42 million. CarMax is the nation’s largest used car superstore. Founded in Richmond, VA in 1983, CarMax management believed there was a real opportunity to improve the car buying process. Management designed a car retailing model based on integrity and trust. The CarMax business model includes fixed prices for their cars, transparent financing options, and a cash offer for your car with no obligation. We first purchased CarMax in the Fund in May 2004 around $12.50 per share when they had 52 stores and a plan to expand nationally. As of the most recent quarter, the corporation has 161 stores with plans to open at least 36 new stores over the next three years. The stock has declined due to concerns about a slowdown in automobile sales and a decline in used car prices. We still like the CarMax business mod- el based on transparency and their ability to continually open new stores to drive growth.

The third-worst performer for the year was Franklin Resources, Inc. with a loss of -$1.89 million. Franklin Resources is an investment management company. Its brands include Franklin Bond Funds and Templeton Global Funds. Over the past year, Franklin experienced large redemptions out of its global stock and bond funds. Investors are worried about a slowdown in China and related emerging markets. As a result, they are pulling money out of global funds. As conditions change around the world, we believe these funds can recapture investors’ interest and do well in the future. While we see no turnaround in the near term, the stock looks very inexpensive at below six times earnings net of the $9 billion of cash on the balance sheet.

Portfolio Activity

Purchases

During the first half of this year, we purchased a position in one new company and added to 12 positions during the market decline in January and February.

The new holding is Landstar Systems, Inc., a transportation company with headquarters in Jacksonville, FL. Landstar is unique as it is a trucking firm that owns very few trucks. They contract with independent drivers that own the trucks to carry freight for their customers. The advantage of this model is the capital investment of purchasing and maintaining the trucks is paid for by the owner/driver — not Landstar. As a result, Landstar’s business requires little capital investment which increases the amount of free cash flow available to their shareholders. For example, in the fiscal year ending December 31, 2015, Landstar generated about $200 million of cash and required capital investment back into the operation of only $5 million. The remaining $195 million of cash flow was used to pay a dividend and repurchase stock. We think this “asset lite” business model is superior to other transportation operations and should result in high returns on invested capital for share holders.

We were fairly active in the market decline earlier in the year adding to existing holdings. These holdings represented a broad range of industries including Industrials, Retailers, Investment Managers, and Energy. The top three additions, by dollar amount, were Franklin Resources, CarMax, and Graco Inc.

Sales

During 2016’s first six months, we completed full-sales of Fossil Group, Inc. and McGrath RentCorp. Additionally, we sold the majority of our holdings in John Wiley & Sons, Inc. and Knight Transportation, Inc.

Fossil Group was a small position which we sold after the company continued to report results far below what we expected.

McGrath RentCorp was a long-term holding in the Fund that we decided to exit. Observing the operation over a long period of time we noticed that, despite some acquisitions to diversify the business and continued investments in fixed assets, the company was unable to grow earnings per share or returns on equity. While the near-term results have been impacted by the decline in oil prices, which can reverse, we felt the long-term track record of earnings growth was below what we look for in our investments so we sold the entire position.

We sold the majority of our stock in two other holdings due to similar concerns about future growth. John Wiley & Sons is a premier publisher of professional journals, textbooks, and general business books. While Wiley has ably managed the paper to digital transition with a number of acquisitions, we thought the continued headwinds from digital adoption would weigh on future growth. The stock was quite low in February, but rebounded nicely and we sold our shares near what we think the operation is worth.

Knight Transportation is a trucking company that has been highly profitable for many years. For the last few years trucking has been a very difficult industry and the near-term outlook into next year continues to look challenging. We have sold the majority of the position and put some of the proceeds into Landstar Systems which we estimate to have better cash flow and return on invested capital characteristics.

Outlook

The important issues of the day are concerns about global growth and political instability reflected by the United Kingdom’s Brexit vote and our own presidential election. These concerns (and Central Bank actions) are pushing global interest rates to historic lows. For example, the current rate on the 10-Year German government bond is a negative 13 basis points (one basis point is equivalent to 0.01%) a year for 10 years. We continue to ask our- selves why investors are accepting this rate of return, but it is the going rate for now!

Since the level of interest rates is a starting point for investment returns and current low levels suggest low returns going forward, the question becomes what an investor should do to grow their capital. It’s interesting that this is the same question that was asked at the formation of Fenimore Asset Management in the early 1970s. Our Founder Tom Putnam focused on this important question, “How does an investor grow their capital in a real sense after inflation and taxes?” After 42 years, the question remains the same.

We believe the answer is to have the mindset of a business owner and view the purchase of any stock as an investment in a business. Tom didn’t focus on where the stock market may go over the next six months or predict what the Federal Reserve might do. He concentrated on the competitive position of the company he was analyzing as well as the strength of the financials and management’s ability.

These are the principles that we continue to use today. For each investment we purchase, we look for four important elements. The first is a strong business that we believe has some type of competitive advantage. The second element is a strong financial position which means a solid balance sheet, high returns on invested capital, and significant cash profits. Third, the company must be well managed in both operations and allocation of capital. Finally, we want to purchase the stock at a discount to what we believe the underlying business is worth. Once we purchase a position, we continue to watch the operation closely always monitoring the value of the company and the price of the stock. We prefer to hold stocks for several years as long as the stock does not become too overvalued. This long-term approach allows a stock to compound its value over time and when we do sell our shares it is typically a long-term capital gain which is taxed at a favorable rate.

This “business first” approach has strong economic underpinnings because over time stock prices tend to follow earnings growth and corporate earnings have historically grown faster than inflation. For example, at December 31, 2015, earnings per share for the S&P 500 companies grew at a rate of 4.4% and 5.8% over the last 10 and 20 years, respectively. During these times inflation, as measured by the Consumer Price Index, averaged about 2%. As these numbers show, the combined earnings power of Corporate America grew two- to three-times the rate of inflation over the last couple of decades. Even in today’s lower growth environment we believe earnings can increase over the long term. Many companies that we follow are reporting organic sales growth of 1% to 3%. In addition to growing sales, a business that generates cash flow can use that cash to invest in the operation or make acquisitions. This use of cash can also increase earnings and a company’s value over time.

Thank you for investing with us in the FAM Value Fund.

John D. Fox, CFA	Thomas O. Putnam
Co-Manager	Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Value Fund — Portfolio Data

As of June 30, 2016 (Unaudited)

COMPOSITION OF TOTAL INVESTMENTS
Fire, Marine & Casualty Insurance	13.6%
Money Market Fund	10.7%
Pumps & Pumping Equipment	6.4%
State Commercial Banks	5.6%
Retail - Family Clothing	4.6%
Insurance Agents, Brokers & Service	4.5%
Operators of NonResidential Buildings	3.6%
General Industrial Machinery & Equip	3.5%
Retail - Catalog & Mail-Order Houses	3.4%
Retail - Auto & Home Store	3.3%
Services - Hospitals	3.2%
Retail - Auto Dealers	3.0%
Crude Petroleum & Natural Gas	2.9%
Services - Advertising	2.7%
Surgical & Medical Instruments & Apparatus	2.6%
Industrial & Commercial Fans & Blowers & Air Purifying Equipment	2.4%
Security & Commodity Brokers, Dealers, Exchanges & Services	2.2%
Wholesale - Medical, Dental & Hospital Equipment & Supplies	2.1%
Retail - Eating Places	2.0%
Other	17.7%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Value Fund — Statement of Investments

June 30, 2016 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (89.3%)
Books: Publishing or Publishing & Printing (0.4%)
John Wiley & Sons, Inc. - Class A • publisher of print and electronic products, specializing in scientific, technical, professional and medical books and journals	77,000	$ 4,017,860
Carpets & Rugs (1.9%)
Mohawk Industries, Inc.* • produces floor covering products for residential and commercial applications	103,100	19,564,256
Crude Petroleum & Natural Gas (2.9%)
EOG Resources, Inc. • engages in the exploration, development, production and marketing of natural gas and crude oil	345,000	28,779,900
Fire, Marine & Casualty Insurance (13.6%)
Berkshire Hathaway Inc. – Class A* • holding company for various insurance and industrial companies	163	35,366,925
Loews Corporation • operates primarily as a commercial property and casualty insurance company	269,700	11,081,973
Markel Corporation • sells specialty insurance products	53,850	51,307,203
White Mountain Insurance Group, Ltd. • personal property and casualty insurance, and reinsurance	46,897	39,487,274 137,243,375
General Industrial Machinery & Equipment (3.5%)
Illinois Tool Works Inc. • manufactures engineered products such as plastic and metal components and fasteners	339,950	35,409,192
Industrial & Commercial Fans & Blowers & Air Purifying Equipment (2.4%)
Donaldson Company, Inc. • designs, manufactures and sells filtration systems and replacement parts	695,400	23,893,944

See Notes to Financial Statements

FAM Value Fund — Statement of Investments continued

June 30, 2016 (Unaudited)

	SHARES	VALUE
Industrial Instruments For Measurement, Display, and Control (1.4%)
Keysight Technologies, Inc.* • provides electronic measurement solutions to the communications and electronics industries in the United States and internationally	470,000	$ 13,672,300
Insurance Agents, Brokers & Service (4.5%)
Brown & Brown, Inc. • one of the largest independent general insurance agencies in the U.S.	1,209,696	45,327,309
Investment Advice (1.9%)
Franklin Resources, Inc. • provides investment management and fund administration services as well as retail-banking and consumer lending services	580,000	19,354,600
Laboratory Analytical Instruments (1.7%)
Waters Corporation* • designs, manufactures, sells and services analytical instruments used in a wide range of scientific research	125,000	17,581,250
Operators of NonResidential Buildings (3.6%)
Brookfield Asset Management Inc. - Class A • asset management holding company that invests in property, power and infrastructure	1,102,500	36,459,675
Pumps & Pumping Equipment ( 6.4%)
Graco Inc. • supplies systems and equipment for the management of fluids in industrial commercial and vehicle lubrication applications	215,550	17,026,294
IDEX Corporation • manufactures proprietary, highly engineered industrial products and pumps	576,750	47,351,175 64,377,469
Real Estate Investment Trusts (1.2%)
Starwood Hotels & Resorts Worldwide, Inc. • operates as a hotel and leisure company	161,000	11,905,950
Retail - Auto & Home Stores (3.3%)
AutoZone, Inc.* • retail and distribution of automotive replacement parts and accessories	41,700	33,103,128

See Notes to Financial Statements

FAM Value Fund— Statement of Investments continued

June 30, 2016 (Unaudited)

	SHARES	VALUE
Retail - Auto Dealers (3.0%)
CarMax, Inc.* • specialty retailer of used cars and light-trucks in the USA	615,000	$ 30,153,450
Retail - Catalog & Mail-Order Houses (3.4%)
CDW Corporation • provides information technology (IT) solutions	858,000	34,388,640
Retail - Eating Places (2.0%)
YUM! Brands, Inc. • quick service restaurants including KFC, Pizza Hut and Taco Bell	245,600	20,365,152
Retail - Family Clothing Stores (4.6%)
Ross Stores, Inc. • chain of off-price retail apparel and home accessories stores	810,688	45,957,903
Retail - Shoe Stores (1.5%)
DSW Inc. - Class A • operates as a branded footwear and accessories retailer	693,709	14,692,757
Savings Institution, Federally Chartered (1.5%)
Forest City Enterprises, Inc. - Class A* • acquires, owns, develops, and manages commercial and residential real estate and land in the United States	680,000	15,170,800
Search, Detection, Navigation, Guidance, Aeronautical Systems (1.9%)
FLIR Systems, Inc. • designs, manufactures, and markets thermal imaging systems worldwide	624,728	19,335,332
Security & Commodity Brokers, Dealers, Exchanges & Services (2.2%)
T Rowe Price Group, Inc. • publicly owned asset management holding company providing its services to individual and institutional investors, retirement plans, and financial intermediaries	304,500	22,219,365

See Notes to Financial Statements

FAM Value Fund — Statement of Investments continued

 June 30, 2016 (Unaudited)

	SHARES	VALUE
Semiconductors & Related Devices (1.7%)
Microchip Technology Incorporated • develops, manufactures and sells semiconductor products for various embedded control applications	295,000	$ 14,974,200
Xilinx, Inc. • worldwide leader of programmable logic solutions	50,000	2,306,500
		17,280,700
Services - Advertising Agencies (2.7%)
Interpublic Group of Companies, Inc. • provides advertising and marketing services	1,182,700	27,320,370
Services - Hospitals (3.2%)
MEDNAX, Inc.* • health care services company focused on physician services for newborn, maternal-fetal and other pediatric subspecialty care	451,400	32,694,902
State Commercial Banks (5.6%)
Bank of the Ozarks, Inc. • retail and commercial banking services in the Southeast	506,000	18,985,120
M&T Bank Corporation • commercial and retail banking services to individuals, businesses, corporations and institutions in the Northeast and Mid-Atlantic	179,000	21,163,170
South State Corporation • banking services to individual and corporate customers in the Carolinas	234,110	15,931,185
		56,079,475
Surgical & Medical Instruments & Apparatus (2.6%)
Stryker Corporation • operates a medical technology company offering Orthopedic Implants 21 and MedSurg Equipment	216,000	25,883,280

See Notes to Financial Statements

FAM Value Fund — Statement of Investments continued

June 30, 2016 (Unaudited)

	SHARES	VALUE
Transportation of Freight & Cargo (1.7%)
Forward Air Corporation • provides surface transportation and related logistics services to the deferred air freight market in North America	389,233	$ 17,332,545
Trucking (No Local) (0.9%)
Knight Transportation, Inc. • transportation of general commodities in the U.S.	161,720	4,298,518
Landstar Systems, Inc. • provides integrated transportation management solutions in the United States and internationally	72,785	4,997,418
		9,295,936
Wholesale - Medical, Dental & Hospital Equipment & Supplies (2.1%)
Patterson Companies, Inc. • operates as a distributor serving dental, companion-pet, veterinarian, and rehabilitation supply markets in the USA and Canada	445,000	21,311,050
Total Common Stocks (Cost $374,277,771)		$ 900,171,865
TEMPORARY INVESTMENTS (10.7%)
Money Market Fund (10.7%)
Invesco Short Term Treasury Fund (Institutional Class) (0.02%)**	107,561,999	107,561,999
Total Temporary Investments (Cost $107,561,999)		$ 107,561,999
Total Investments (Cost $481,839,770)		$1,007,733,864
* Non-income producing securities ** The rate shown represents the effective yield at 6/30/16

See Notes to Financial Statements

FAM Equity-Income Fund

June 30, 2016

Dear Fellow FAM Equity-Income Fund Shareholder,

Highlights

•	The Fund celebrated its 20th Anniversary on 4/1/16. Paul Hogan and Tom Putnam have managed the Fund for all 20 years.
•	On average the Fund’s holdings increased their dividends by a 10.2% compound annualized growth rate (CAGR) over the past five years (as of 6/30/16).
•	77% of the holdings in the Fund have increased their dividend over last year.
•	Dividend strategies have performed better than the S&P 500 Index so far in 2016 which is a reversal from the last few years.
•	Performance of the Fund has been strong and is outpacing both its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index (for both Year-to-Date and 1-Year as of 6/30/16).

Performance Detail

The first half of 2016 was a very good period for investors in the Fund on both an absolute and a relative basis. The selloff in the beginning of the year marked a shift as investors focused their attention on high-quality companies that were selling at more attractive valuations. In addition, dividend-paying stocks came into favor once again after lagging the overall market for a number of years. This was driven by negative interest rates in many countries around the world as well as a drop in yield of U.S. fixed income securities to historic lows.

	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 4/1/96
FAM Equity-Income Fund	8.78%	7.25%	9.74%	11.03%	6.52%	8.45%
Russell Midcap Index	5.50%	0.56%	10.80%	10.90%	8.07%	10.06%
S&P 500 Index	3.84%	3.99%	11.66%	12.10%	7.42%	8.00%

Best Performers

Stryker Corporation was the best performing holding in the Fund, on a dollar-weighted basis, for the first six months of the year adding $2.57 million to the value of the portfolio. Last year was another successful year for Stryker as adjusted earnings grew 8%. Manage- ment is executing well which will likely make this year equally as good. So far this year, the company introduced a new knee for its Mako robotic surgery platform and completed the acquisition of Physio-Control, the maker of Automated External Defibrillators (AEDs). This is the largest acquisition in Stryker’s history. Additionally, they are opening a new 3D printing facility that will bring to market innovative products which can’t be manufac-

tured by any other means. Over the last five years, the cash dividend paid to shareholders has doubled. We expect the dividend to continue to grow, but at a more moderate pace.

Digital Realty Trust, Inc. was the second-best performer with a gain of $2.40 million. The REIT (real estate investment trust) is different from most real estate companies that own hotels or office buildings because they own data centers. Data centers are highly special- ized buildings that require huge amounts of electricity to power both servers and cooling units. The buildings must also have extensive backup power generation capabilities to maintain 24/7 uptime for critical applications. We like their niche because of the growing amount of data that is generated around the world that needs to be housed and processed in data centers. The CEO who took over in 2014 has done a fantastic job of leasing up their existing data centers and attracting high-margin business. We have seen the return on invested capital (ROIC) increase nicely under his leadership. Digital Realty also completed the acquisition of eight European data centers from Equinix and, as of May 18, the corporation is now included in the S&P 500 Index. We first bought shares in Digital Realty three years ago when they were missing earnings estimates and the stock had declined significantly from its high. For the first few quarters after our initial purchase the stock kept going down, but we added to our position at lower prices. Three years later the stock has doubled from our cost and has far outpaced the performance of the S&P 500 Index.

US Ecology, Inc. was the third-best performer adding $1.81 million to the Fund’s value. US Ecology owns six hazardous waste landfills across America and Canada. The barriers to entry are extremely high for this business because it is virtually impossible to build a new hazardous waste landfill — nobody wants one in their backyard. Additionally, the local, state, and federal regulations governing these facilities are extremely onerous. For these reasons, the industry achieves higher profitability than a non-hazardous waste landfill. Other attractive attributes are that the operation is immune to Chinese competition and disruption from the Internet. The stock is performing well this year since the earnings are rebounding from a light year in 2015. This is a fantastic operation, but results are typically lumpy as large cleanup projects get completed and new projects begin. The stock was down last year so we opportunistically increased our position in the name. We believe the company should expand their margins as they fully integrate the Environmental Quality (EQ) acquisition. Management also believes there are a number of cleanup projects over the next few years that will be up for bid.

Worst Performers

DSW Inc. was the worst performing holding in the Fund, on a dollar-weighted basis, for the first six months of the year losing -$611,042. The shoe retailer struggled, along with many other retailers, with the bad weather during the first few months of 2016 as well as lower traffic trends for retailers in general. In addition, management executed poorly by not responding quickly enough to the weakening retail trends and not having their best-selling product in all their stores. All these factors combined drove a significant earnings miss in the first quarter and management reduced guidance for the full-year. On a positive note, DSW has a new CEO who is taking a fresh look at the business and is determined to improve results. He is making changes in the senior executive ranks to enhance the situation. Until the results get better, they have a considerable amount of cash on the balance sheet. We are closely monitoring events both in the industry and at DSW. We added slightly to the position during the period after the stock declined on the earnings report.

Flowers Foods, Inc. was the second-worst performer in the portfolio with a loss of-$456,783. Flowers is the second-largest bread and snack cake company in the U.S. Flowers grows through taking market share in their existing markets and expanding into new markets through acquisition. Currently, the business serves 75% of America’s population— up from 50% just a few years ago. Management has struggled to digest the Hostess Bread acquisition that was completed late in 2013. Since then, sales and earnings have been relatively flat. Management expected to improve margins as they sold off inefficient bakeries and increased production in their newer facilities. Presently, this hasn’t happened and has weighed on the stock. We believe management is focused on improving margins and returning to growth. Flowers has a long history of being very good operators so there is no reason to think they can’t get back on track. They also completed two acquisitions which got them into organic breads — the fastest growing area in the bread space. They are tak- ing these organic bread brands, which were largely regional brands, and increasing their distribution across all their territories.

CDW Corporation was the third-worst performing company in the portfolio declining by-$425,320. This minimal dip in the stock’s price is more of a pause in return rather than a reflection of anything wrong with the operation. The corporation has established an outstanding record since we invested in it in 2014 and has compounded considerably above the S&P 500 Index over 1, 2, and 3 years. We believe this well-managed business will be able to meet their stated goal of growing 200 to 300 basis points (2% to 3%) above the U.S. Information and Technology (IT) market. In addition, their acquisition of Kelway allows them to apply their successful model to international markets. Kelway is based in the UK which now adds a little uncertainty after the Brexit vote; however, we expect the firm to add nicely to CDW’s revenue over the long term.

Portfolio Activity Purchases

We initiated positions in four new holdings during the period: Air Products & Chemicals, Stock Yards Bancorp, T. Rowe Price Group, and Omnicom Group.

.

Air Products & Chemicals is an Industrial Gases enterprise providing atmospheric and process gases, along with related equipment, to manufacturing markets. This includes refining and petrochemical, metals, electronics, and food and beverage. Facilities-based and pipeline delivery is garner long-term contracts since the investment in PP&E (property, plant, and equipment) is huge. This means the business is very sticky and resilient to economic turbulence. We like the industry because is an oligopoly with only a handful of large players. Additionally, the CEO who took the helm just a few years ago has done a terrific job of increasing margins and exiting unprofitable business. The dividend has been increased in each of the last five years (as of 6/30/16) and is approximately 50% higher than it was at the beginning of the period.

Stock Yards Bancorp has $2.8 billion in assets and is one of the largest banks in Louisville, Kentucky. They also serve the Indianapolis and Cincinnati metropolitan markets. Their asset management arm, which manages $2.2 billion, provides excellent service as well as returns to their customers. We like this bank because it is financially strong and grows nicely due to the expanding markets they serve. We have known the management team for many years and were able to observe how they managed the bank before, during, and after the credit crisis. We believe they are solid operators. Additionally, the dividend has been increased eight times since 2010 for a cumulative increase of 47% over that time frame.

T. Rowe Price Group is a global investment management firm with $765 billion of assets under management. They provide a broad array of mutual funds, sub-advisory services, and separate account management for individual and institutional investors, retirement plans, and financial intermediaries. T. Rowe is well run, has a strong culture, and consistently provides excellent investment performance across a number of asset classes. They have a leading market share in 401(k) plans through their Target Date Funds. Despite their strengths, the company has experienced lower organic growth over the last few years. The competitive pressures of passive investments and general outflows in the industry have reduced their growth rate somewhat. This has given us an opportunity to buy shares at what we believe to be an attractive price. The new CEO will be a catalyst for positive change and is focused on investing in the business to drive growth.

Omnicom Group is the largest U.S.-based advertising and marketing services firm. Their global network of agencies provides advertising, strategic media planning and buying, and many other services that are essential for their clients to reach their customers. They serve more than 5,000 clients in over 100 countries. Omnicom has demonstrated nice organic growth over the years and has more than doubled the cash dividends to shareholders over the last five years.

Sales

Airgas is no longer in the portfolio because it was acquired by Air Liquide for cash.

We sold our entire position in OneBeacon Insurance Group and McGrath RentCorp because they were not meeting our growth expectations.

We exited our position in Joy Global because they cut their dividend due to the severe downturn in mining activity. We made a small profit from this investment during a short period of time.

We sold our positions in American Eagle Outfitters and McCormick & Company after both companies performed very well and exceeded our price targets.

We also liquidated our small position in Meridian Bioscience because we did not think we could achieve an adequate investment return over the next five years.

Additionally, we made small trims to several positions as they approached or exceeded our estimate of intrinsic value.

Outlook

Last year we wrote that dividend strategies had underperformed in the recent past, a trend which could reverse leading to outsized returns for dividend strategies relative to the S&P 500 Index. We are seeing this reversal play out so far this year. However, we don’t know if we are in the early or late innings of this reversal. Only time will tell.

We are focused on what we can control, which is the profile of the companies to which we commit capital. We invest in what we believe to be high-quality businesses that earn good returns on capital, yet don’t have excessive amounts of debt. We seek out corporations that are managed by highly capable people who are both honest and ethical. In addition, every holding pays a dividend and preferably a growing dividend. All these attributes tend to reduce the Fund’s risk. The two main mutual fund rating agencies classify the Equity- Income Fund as low risk. Our investment criteria hasn’t changed in 20 years so we expect the future should look similar to the past when it comes to the risk taken in the portfolio.

We believe the stocks in the Fund are trading close to their fair value or slightly higher than fair value. This means much of future return will come from growth in cash flow of the investments as well as dividends.

As always, we continue to work diligently on your behalf. Thank you.

Paul Hogan, CFA	Thomas O. Putnam
Co- Manager	Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Equity-Income Fund — Portfolio Data

As of June 30, 2016 (Unaudited)

COMPOSITION OF TOTAL INVESTMENTS
Money Market Fund	9.7%
Semiconductors & Related Devices	7.6%
State Commercial Banks	7.4%
Surgical & Medical Instruments & Apparatus	6.6%
Insurance Agents, Brokers & Service	5.1%
Retail - Catalog & Mail-Order Houses	5.0%
Refuse Systems	5.0%
Food and Kindred Products	4.8%
Real Estate Investment Trusts	4.5%
Retail - Family Clothing	4.2%
Water Supply	4.1%
Industrial Gases	3.9%
Crude Petroleum & Natural Gas	3.8%
Retail - Shoe Stores	3.6%
Wholesale-Medical, Dental & Hospital Equipment & Supplies	3.3%
Wholesale - Petroleum & Petroleum Products	3.1%
Pumps & Pumping Equipment	3.0%
Industrial & Commercial Fans & Blowers & Air Purifying Equipment	2.5%
General Industrial Machinery	2.3%
Plastics Products, NEC	2.1%
Security & Commodity Brokers, Dealers, Exchanges & Services	2.0%
Other	6.4%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Equity-Income Fund — Statement of Investments

June 30, 2016 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (90.3%)
Crude Petroleum & Natural Gas (3.8%)
EOG Resources, Inc. • engages in the exploration, development, production and marketing of natural gas and crude oil	78,000	$ 6,506,760
Dolls & Stuffed Toys (1.8%)
Mattel, Inc. • designs, manufactures, and markets various toy products	98,299	3,075,776
Food and Kindred Products (4.8%)
Flowers Foods, Inc. • produces and markets bakery products in the USA	447,550	8,391,562
General Industrial Machinery & Equipment (2.3%)
Ingersoll-Rand • designs, manufactures, sells, and services a portfolio of industrial and commercial products	63,000	4,011,840
Industrial & Commercial Fans & Blowers & Air Purifying Equipment (2.5%)
Donaldson Company, Inc. • designs, manufactures and sells filtration systems and replacement parts	125,600	4,315,616
Industrial Gases (3.9%)
Air Products and Chemicals, Inc. • provides atmospheric gases, process and specialty gases, electronics and performance materials, equipment, and services worldwide	48,000	6,817,920
Insurance Agents, Brokers & Service (5.1%)
Arthur J. Gallagher & Co. • provides insurance brokerage and risk management services to commercial, industrial, institutional, and governmental organizations	183,920	8,754,592
Investment Advice (1.7%)
Franklin Resources, Inc. • provides investment management and fund administration services as well as retail-banking and consumer lending services	89,900	2,999,963

See Notes to Financial Statements

 FAM Equity-Income Fund — Statement of Investments continued

	SHARES	VALUE
Plastics Products, NEC (2.1%)
Tupperware Brands Corporation • manufacture and sales of preparation, storage, and serving solutions for the kitchen and home	66,000	$ 3,714,480
Pumps & Pumping Equipment (3.0%)
IDEX Corporation • manufactures proprietary, highly engineered industrial products and pumps	62,984	5,170,986
Real Estate Invesment Trusts (4.5%)
Digital Realty Trust, Inc. • engages in the ownership, acquisition, development, redevelopment and management of technology-related real estate	71,000	7,738,290
Refuse Systems (5.0%)
US Ecology, Inc. • provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	186,569	8,572,846
Retail - Catalog & Mail-Order Houses (5.0%)
CDW Corporation • provides information technology (IT) solutions	217,000	8,697,360
Retail - Family Clothing Stores (4.2%)
Ross Stores, Inc. • chain of off-price retail apparel and home accessories stores	129,686	7,351,899
Retail - Shoe Stores (3.6%)
DSW Inc. • operates as a branded footwear and accessories retailer	293,201	6,209,997
Security & Commodity Brokers, Dealers, Exchanges & Services (2.0%)
T Rowe Price Group, Inc. • publicly owned asset management holding company providing its services to individual and institutional investors, retirement plans, and financial intermediaries	48,000	3,502,560

See Notes to Financial Statements

FAM Equity-Income Fund — Statement of Investments continued

June 30, 2016 (Unaudited)

	SHARES	VALUE
Semiconductors & Related Devices (7.6%)
Microchip Technology Incorporated • develops, manufactures and sells semiconductor products for various embedded control applications	117,000	$ 5,938,920
Xilinx, Inc. • worldwide leader of programmable logic solutions	156,414	7,215,378
		13,154,298
Services - Advertising Agencies (1.0%)
Omnicom Group, Inc. • offers a range of service in advertising, marketing and corporate communications	21,000	1,711,290,
Services - Prepackaged Software (1.9%)
National Instruments • manufactures and supplies measurement and automation products	122,000	3,342,800
State Commercial Banks (7.4%)
M&T Bank Corporation • commercial and retail banking services to individuals, businesses, corporations and other institutions in the Northeast and Mid-Atlantic	29,000	3,428,670
South State Corporation • banking services to individual and corporate customers in the Carolinas	78,000	5,307,900
Stock Yards Bancorp, Inc. • bank holding company that provides commercial and personal banking services	142,664	4,027,405
		12,763,975
Surgical & Medical Instruments & Apparatus (6.6%)
Stryker Corporation • operates a medical technology company offering Orthopedic Implants and MedSurg Equipment	95,500	11,443,765

See Notes to Financial Statements

FAM Equity-Income Fund — Statement of Investments continued

June 30, 2016 (Unaudited)

	SHARES	VALUE
Water Supply (4.1%)
Aqua America, Inc. • water and waste water utility	198,750	$ 7,087,425
Wholesale - Medical, Dental & Hospital Equipment & Supplies (3.3%)
Patterson Companies, Inc. • operates as a distributor serving dental, companion-pet, veterinarian, and rehabilitation supply markets in the USA and Canada	121,000	5,794,690
Wholesale - Petroleum & Petroleum Products (No Bulk Stations) (3.1%)
Macquarie Infrastructure Company • owns, operates, and invests in infrastructure businesses that provide services to businesses and individuals	72,000	5,331,600
Total Common Stocks (Cost $100,685,514)		$156,462,290
TEMPORARY INVESTMENTS (9.7%)
Money Market Fund (9.7%)
Invesco Short Term Treasury Fund (Institutional Class) (0.02%)*	16,856,044	16,856,044
Total Temporary Investments (Cost $16,856,044)		$ 16,856,044
Total Investments (Cost $117,541,558)		$173,318,334
* The rate shown represents the effective yield at 6/30/16

See Notes to Financial Statements

FAM Small Cap Fund

June 30, 2016

Dear Fellow FAM Small Cap Fund Shareholder,

The total return of the Russell 2000 Index, a collection of smaller companies, was a positive 2.2% through June 30. This rather modest number fails to reflect the considerable volatility experienced in the first half of 2016. The first few weeks of the year were particularly ugly, with the Russell 2000 falling 17% at the intraday low on February 11. Investors were worried about sluggish economic growth in the U.S., China slowing, and plummeting energy prices, among other fears. As these concerns subsided, small stocks rebounded nicely and were up 5.3% for the year at the peak on June 8. However, fear over the unexpected “Brexit” vote knocked markets fairly hard before rebounding moderately to end the period positively at the 2.2%.

While the year has definitely been trying with major price swings and conflicting economic data, we are actually quite pleased with our execution. Investors regularly place funds into categories like large cap versus small cap, or growth versus value. A third, but harder to measure, difference exists – high quality versus low quality. High-quality companies tend to be consistently profitable, often with superior economics due to some competitive advantage, and typically sport strong balance sheets. Low-quality corporations tend to be just the opposite. Many are periodically the victim of aggressive competitors or wild commodity swings. They also seem more likely to carry a high debt load. In this environment of lethargic growth and heightened anxiety, higher-quality businesses have outperformed. As you probably know, our specialty is investing in a collection of high-quality holdings.

Additionally, volatility has been our friend. We entered the year with 12.6% of the Fund in cash — not because of any grand macro view and strategy, but because we could not find enough attractive opportunities. The volatility of 2016 gave us several opportunities to add to existing positions or invest in new positions. At the end of June, cash was down to 4.0% of the Fund.

Performance Detail

As of June 30, the FAM Small Cap Fund had outperformed its primary benchmark, the Russell 2000 Index (a collection of smaller businesses), Year-to-Date, 1-Year, 3-Year, and Since Inception.

	YTD	1-Year	3-Year	Since Inception 3/1/2012
FAM Small Cap Fund	7.53%	0.55%	9.73%	13.00%
Russell 2000 Index	2.22%	-6.73%	7.09%	9.85%
S&P 500 Index	3.84%	3.99%	11.66%	12.66%

FAM Small Cap Fund

Best Performers

Fabrinet was our best performer, on a dollar-weighted basis, adding $2.37 million in the first half of 2016. We first purchased Fabrinet in 2012 after floods in Thailand severely damaged their primary facilities where they construct optoelectronic equipment for customers such as JDS Uniphase and Oclaro. Not only did the business rebound from those trying times, but earnings popped as demand for services accelerated recently. As the valuation rose, we made Fabrinet a smaller and smaller holding and exited the position completely by June 30.

The second-best performing stock was Mistras Group, Inc. adding $1.23 million to the Fund’s returns.

Mistras Group is a leading provider of products and services for testing mission critical infrastructure in the oil & gas, power, chemical, and other industries. While demand has been a bit soft lately, particularly among oil & gas customers such as refiners, Mistras has made considerable internal improvements by sharpening execution and removing costs. These encouraging results were rewarded by investors.

The third-best performer was US Ecology, Inc. with a gain of $1.20 million. US Ecology is a leading North American provider of environmental services, particularly treatment, disposal, and recycling of hazardous and radioactive waste. As you might imagine, permitting new hazardous disposal waste sites is quite challenging so this puts US Ecology’s facilities at an advantage. Although hazardous waste disposal is a good business, it is quite volatile as some large projects can sway results. Investors, most of which use a short-time horizon, often seem “surprised” by this variability. As a result, US Ecology’s stock price tends to vary quarter to quarter more than most.

Worst Performers

First NBC Bank Holding Company was the worst performer, on a dollar-weighted basis, with a loss of -$2.52 million. First NBC is a business bank headquartered in New Orleans and one of its specialties is lending to real estate developments that include a tax credit, such as Low Income Housing and Historical Rehabilitation tax credits. At times, First NBC participates as an owner of the tax credit as well. On March 16, management alerted investors that they had identified errors in their accounting for Federal and State Historical Rehabilitation tax credit entities and that earnings are likely to be revised lower. It ap- pears that the problems are highly technical accounting and tax issues — not any form of malfeasance. However, the length of time that has passed without revised financial statements is unnerving. We have held onto our position because, after speaking to other bank executives about the technical difficulty of tax credit accounting and studying the financials the bank still files with their regulators, we believe it is likely investors overreacted.

FAM Small Cap Fund

National Commerce Corporation was the second-worst performer with a loss of -$402,052. The bank serves markets in Alabama, Florida, and, recently, Atlanta. The leadership team at National Commerce is largely the group that built and ran Alabama National, which was a great southeastern bank prior to its sale to a large Canadian bank in 2007. While mildly disappointed that the stock price fell in the first half, we actually think management is doing a fine job. Sometimes it is difficult to derive the reasoning behind shorter-term stock price movements.

The third-worst performer was Consolidated-Tomoka Land Co. with a loss of -$317,402. Consolidated is a real estate owner with significant land holdings in the Daytona Beach, FL area plus a nice collection of commercial real estate buildings nationwide. Consolidated has a skilled management team that should gradually develop and sell the land around Daytona Beach while reinvesting the proceeds into more traditional commercial real estate investments. Additionally, the shares trade at a considerable discount to our estimate of what a private real estate investor would pay for their holdings. The reason is not entirely unknown, but is likely due to fear that the largest shareholder, who owns about 26% of the company, is suffering client redemptions and may push the share price down to sell his shares. Any such decline would almost certainly be temporary. We added to our position in recent months.

Portfolio Activity

Trading in the first half of 2016 was fairly heavy, and could moderate over the next six months, but in our opinion we upgraded the quality of the portfolio. We exited seven positions (Fabrinet, Houston Wire & Cable, Landauer, McGrath RentCorp, Meridian Bioscience, Patriot Transportation, and Winthrop Realty). Reasons varied including extreme valuations, a liquidation, and even better opportunities. Additionally, we trimmed four positions.

Simultaneously, we added to fourteen existing positions and established six new positions, all of which we consider fine companies with excellent leaders. The new holdings are Choice Hotels, Lindsay, Multi-Color Corporation, Penske Automotive Group, ScanSource, and Thermon Group. Diving into each of them is too much for this letter, but highlighting two may better convey our approach to investing.

Choice Hotels does not own hotels, but instead owns 11 brand names including Comfort Inns, Quality Inns, EconoLodge, and Rodeway. Hotel owners pay Choice a percentage of their revenues to use these brand names and participate in the reservation and loyalty programs. Fear of slowing hotel profits has led to a decline in the stock price of most hotel operations giving us this opportunity. Choice’s results are moderately cyclical, but it is an extremely profitable business and generates considerable free cash flow even in tougher

FAM Small Cap Fund

environments. We particularly like the long-term outlook — the number of hotels should grow and room rates will generally follow inflation higher. Additionally, management has an excellent history of spending their free cash flow wisely on both dividends and share repurchases. One of our analysts has been following Choice for 15 years. We were pleased to finally have an opportunity to purchase shares at what we believe is a discount to the company’s private market value.

Multi-Color Corporation is one of the few large players in the highly-fragmented label industry supplying labels primarily to customers such as consumer packaged goods companies and pharmaceutical makers. Your pantry is likely filled with their labels. MultiColor has an impressive history of growing both organically and through purchasing other specialty label makers. However, in recent quarters they stumbled - mostly due to self-inflicted wounds. After a surge in purchases of small competitors, management struggled with the required integration work. Problems included difficulties shifting work among plants and a need to upgrade their accounting controls to reflect their increased scale. We purchased shares as other investors grew frustrated with these missteps. Our thesis is that management should fix these problems fairly quickly and return to their old form. It is too early to declare victory, but first quarter results were somewhat improved and the stock price responded nicely.

Outlook

As usual, macro-oriented stories continue to dominate the news cycle. We too study these issues and consider how they may or may not impact various companies in which we own shares (plus others we may purchase someday). Factors such as currency swings, recessions in particular countries, and movements in commodity prices definitely impact the earnings power of many businesses and at times our estimate of their value, but thank- fully the impact is usually fleeting.

Many of our peers regularly reposition their portfolios to take advantage of their latest macro views or “themes.” Sometimes they nail it and post outstanding results. Other times they completely miss and embarrass themselves. We too enjoy stimulating conversations about economics, history, politics, and the like. It is often the case that macro factors change constantly and the consensus view of the crowd about such factors is more often wrong than right. Very few, if any, macro-oriented investors are able to assemble impressive returns over a multi-year period — especially after taxes.

On the other hand, we can cite many fortunes from investing in a limited number of high- quality corporations over time. Therefore, our approach will remain the same. We have assembled a list of what we estimate to be outstanding businesses run by top-notch people. Periodically, one or more of these holdings falls to a cheap price, usually because other investors are worrying about some transitory macro event — when this happens we seek to buy shares. Similarly, other investors may occasionally get overly-enamored with one

FAM Small Cap Fund

of our holdings so we often sell a few shares when the stock price rises; if the valuation is too extreme, we sell the whole position. There will definitely be periods of time when our approach is not as favored as others, and other times when we look smart as we do today. However, the real test is whether our “buy great companies at reasonable prices” philosophy outperforms over the long term. We believe it will, which is why we have the vast majority of our own assets invested in our mutual funds.

Thank you for investing with us in the FAM Small Cap Fund.

Andrew F. Boord	Thomas O. Putnam
Co-Manager	Co. Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM Small Cap Fund — Portfolio Data

June 30, 2016 (Unaudited)

COMPOSITION OF TOTAL INVESTMENTS
Real Estate	8.5%
Investment Advice	8.5%
State Commercial Banks	8.1%
Real Estate Investment Trusts	6.2%
Money Market	5.5%
Retail - Catalog & Mail-Order Houses	4.7%
National Commercial Banks	4.7%
Transportation of Freight & Cargo	4.6%
Motors & Generators	4.5%
Wholesale - Computers & Peripheral Equipment & Software	4.2%
Commercial Printing	4.1%
Farm Machinery & Equipment	4.1%
Refuse Systems	4.1%
Services - Engineering Services	4.0%
Insurance Carriers, NEC	3.9%
Paints, Varnishes, Lacquers, Enamels & Allied Products	3.6%
Hotels & Motels	3.3%
Electrical Industrial Apparatus	3.0%
Retail - Eating Places	2.8%
Retail - Auto Dealers & Gasoline Stations	2.7%
Crude Petroleum & Natural Gas	2.5%
Fire, Marine & Casualty Insurance	2.4%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and (iv) the Fund makes the information on Form N-Q available to shareholders, upon request, by calling FAM Funds at 1-800-932-3271.

FAM Small Cap Fund — Statement of Investments

June 30, 2016 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (94.5%)
Commercial Printing (4.1%)
Multi-Color Corporation • provides various label solutions	75,570	$ 4,791,138
Crude Petroleum & Natural Gas (2.5%)
Evolution Petroleum Corporation • engages in the acquisition, exploration, and development of properties for the production of crude oil and natural gas	517,300	2,829,631
Electrical Industrial Apparatus (3.0%)
Thermon Group Holdings, Inc.* • provides thermal engineered solutions for process industries in the United States, Canada, Europe, and Asia	180,000	3,457,800
Farm Machinery & Equipment (4.1%)
Lindsay Corporation • water management and road infrastructure products and services in the United States and internationally	70,535	4,786,505
Fire, Marine & Casualty Insurance (2.4%)
Infinity Property and Casualty Corporation • provides personal automobile insurance with a focus on nonstandard auto insurance	34,265	2,763,815
Hotels & Motels (3.3%)
Choice Hotels International Inc. • operates as a hotel franchisor worldwide	79,000	3,761,980
Insurance Carriers, NEC (3.9%)
Hallmark Financial Services, Inc.* • insurance holding company that markets, distributes, underwrites, and services property/casualty insurance products to businesses and individuals	393,032	4,555,241
Investment Advice (8.5%)
Diamond Hill Investment Group, Inc.* • provides investment management services to institutions and individuals	27,400	5,162,708
Westwood Holdings Group, Inc. • manages investment assets and provides services for its clients	89,087	4,614,707
		9,777,415

See Notes to Financial Statements

FAM Small Cap Fund — Statement of Investments continued

June 30, 2016 (Unaudited)

	SHARES	VALUE
Motors & Generators (4.5%)
Franklin Electric Co., Inc. • designs, manufactures, and distributes water and fuel pumping systems	157,000	$ 5,188,850
National Commercial Banks (4.7%)
National Commerce Corporation* • holding company for National Bank of Commerce and United Legacy Bank that provides various financial services	232,400	5,419,568
Paints, Varnishes, Lacquers, Enamels & Allied Products (3.6%)
Ferro Corporation* • produces specialty materials in the United States and internationally	309,474	4,140,762
Real Estate (8.5%)
Consolidated-Tomoka Land Co. • operates as a diversified real estate operating company	100,000	4,747,000
FRP Holdings, Inc.* • engages in the transportation and real estate businesses	146,335	5,048,557
		9,795,557
Real Estate Investment Trusts (6.2%)
Ashford Hospitality Prime, Inc. • real estate investment trust that invests primarily in high revenue per available room full-service and urban select-service hotels	257,134	3,635,875
Retail Opportunity Investments Corp. • real estate investment trust that engages in the acquisition, ownership, and management of necessity-based community and neighborhood shopping centers	165,000	3,575,550
		7,211,425
Refuse Systems (4.1%)
US Ecology, Inc. • provides radioactive, pcb, hazardous and non-hazardous waste services to commercial and government customers	102,300	4,700,685

See Notes to Financial Statements

FAM Small Cap Fund — Statement of Investments continued

June 30, 2016 (Unaudited)

	SHARES	VALUE
Retail - Auto Dealers & Gasoline Stations (2.7%)
Penske Automotive Group, Inc. • operates auto dealerships, primarily in the United States and the United Kingdom	100,000	$ 3,146,000
Retail - Catalog & Mail-Order Houses (4.7%)
PC Connection, Inc.* • operates as a direct marketer of a range of information technology (IT) solutions.	228,600	5,440,680
Retail - Eating Places (2.8%)
Biglari Holdings Inc.* • engages in the ownership, development, operation, and franchising of restaurants	7,883	3,179,529
Services - Engineering Services (4.0%)
Mistras Group, Inc.* • provides technology-enabled asset protection solutions	192,600	4,597,362
State Commercial Banks (8.1%)
First NBC Bank Holding Company* • holding company for First NBC Bank that provides various financial services for businesses, institutions, and individuals	125,000	2,098,750
Pinnacle Financial Partners, Inc. • holding company for Pinnacle National Bank that provides commercial banking services to individuals, small to mid-size businesses and professional entities	26,500	1,294,525
South State Corporation • banking services to individual and corporate customers in the Carolinas	13,300	905,065
Stonegate Bank • banking services to individual and corporate customers in Tampa and Southeast and Southwest Florida.	158,000	5,098,660
		9,397,000
Transportation of Freight & Cargo (4.6%)
Echo Global Logistics, Inc.* • provides technology-enabled transportation and supply chain manage- ment solutions	237,200	5,318,024

See Notes to Financial Statements

FAM Small Cap Fund — Statement of Investments continued

June 30, 2016 (Unaudited)

	SHARES	VALUE
Wholesale - Computers & Peripheral Equipment & Software (4.2%)
ScanSource, Inc. • wholesale distributor of specialty technology products in North America and internationally	132,000	$ 4,898,520
Total Common Stocks (Cost $97,534,933)		$ 109,157,487
TEMPORARY INVESTMENTS (5.5%)
Money Market Fund (5.5%)
Invesco Short Term Treasury Fund (Institutional Class) (0.02%)**	6,390,829	6,390,829
Total Temporary Investments (Cost $6,390,829)		$ 6,390,829
Total Investments (Cost $103,925,762)		$ 115,548,316
* Non-income producing securities ** The rate shown represents the effective yield at 6/30/16

See Notes to Financial Statements

FAM Funds — Statements of Assets and Liabilities

June 30, 2016 (Unaudited)

	Value Fund	Equity-IncomeFund	Small Cap Fund
Assets
Investments in securities at value (Cost $481,839,770; $117,541,558; and $103,925,762 respectively)	$1,007,733,864	$173,318,334	$115,548,316
Cash	93,483	4,625	1,102
Dividends and interest receivable	358,988	159,698	98,392
Receivable for investment securities sold	400,882	—	1,222,701
Total Assets	$1,008,587,217	$173,482,657	$116,870,511
Liabilities
Accrued investment advisory fee	729,819	124,629	79,407
Accrued shareholder servicing and fund accounting fees	126,606	24,355	12,223
Accrued business management and administrative fees	54,618	7,034	11,269
Accrued trustee fees	6,833	6,833	6,833
Accrued expenses	121,391	32,446	26,526
Payable for investment securities purchased	—	203,441	3,169,348
Total Liabilities	1,039,267	398,738	3,305,606
Net Assets	$1,007,547,950	$173,083,919	$113,564,905
Net Assets Consist Of:
Net capital paid in on shares of beneficial interest	$ 448,177,826	$107,911,637	$97,154,931
Accumulated net investment income/(loss)	(43,801)	4,947	(217,922)
Accumulated net realized gain/(loss) on investments	33,519,831	9,390,559	5,005,342
Net unrealized appreciation	525,894,094	55,776,776	11,622,554
Total Net Assets	$1,007,547,950	$173,083,919	$113,564,905
Net asset value and offering per share
Net assets - Investor Shares	$1,007,547,950	$173,083,919	$88,776,688
Net assets - Institutional Shares	N/A	N/A	$24,788,217
Shares outstanding - Investor Shares	15,929,013	6,637,007	5,598,437
Shares outstanding - Institutional Shares	N/A	N/A	1,561,689
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$63.25	$26.08	$15.86
Institutional Shares	N/A	N/A	$15.87

See Notes to Financial Statements

FAM Funds — Statements of Operations

Six Months Ended June 30, 2016 (Unaudited)

	Value Fund	Equity-Income Fund	Small Cap Fund
Investment Income
Income
Dividends	$5,502,360	$1,894,944	$ 487,850
Interest	95,136	16,427	9,576
Total Investment Income	5,597,496	1,911,371	497,426
Expenses
Investment advisory fee (Note 2)	4,312,066	704,752	482,259
Shareholder Service fees
Investor shares	415,908	73,065	25,919
Institutional shares	—	—	2,778
Fund accounting	335,383	54,814	37,509
Shareholder administration	222,033	26,520	52,734
Business management fees	143,735	23,492	16,075
Printing and mailing	78,767	20,383	15,545
Professional fees	71,274	13,532	8,985
Registration fees	18,087	20,246	61,547
Custodial fees	24,857	6,205	6,352
Trustee’s fees	19,329	19,329	19,329
Officer’s fees	15,180	15,180	15,180
Other	26,094	8,516	11,631
Total Expenses	5,682,713	986,034	755,843
Fees waived by Advisor	(41,416)	(4,110)	(40,495)
Net Expenses	5,641,297	981,924	715,348
Net Investment Income/(Loss)	(43,801)	929,447	(217,922)
Realized and Unrealized Gain on Investments
Net realized gain	33,445,233	9,166,507	5,000,156
Net change in unrealized depreciation	17,084,485	3,383,259	2,933,085
Net Realized and Unrealized Gain	50,529,718	12,549,766	7,933,241
Net Increase In Net Assets From Operations	$50,485,917	$13,479,213	$7,715,319

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

Six Months Ended June 30, 2016 (Unaudited) and Year Ended December 31, 2015

Value Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Change in Net Assets
From operations
Net investment income/(loss)	$ (43,801)	$ (1,891,108)
Net realized gain on investments	33,445,233	80,153,275
Net change in unrealized appreciation/(deprecia- tion of investments	17,084,485	(93,786,775)
Net increase in net assets from operations	50,485,917	(15,524,608)
Distributions to shareholders from:
Net investment income	—	—
Net realized gain on investments	—	(80,079,150)
Return of capital distributions	—	—
Total distributions	—	(80,079,150)
Capital share transactions (Note 3)	(300,388)	57,731,154
Total increase/(decrease) in net assets	50,185,529	(37,872,604)
Net Assets
Beginning of period	957,362,421	995,235,025
End of period*	$1,007,547,950	$957,362,421

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

Six Months Ended June 30, 2016 (Unaudited) and Year Ended December 31, 2015

Equity-Income Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Change in Net Assets
From operations
Net investment income/(loss)	929,447	$ 1,264,257
Net realized gain on investments	9,166,507	6,761,847
Net change in unrealized appreciation/(deprecia- tion of investments	3,383,259	(8,952,871)
Net increase in net assets from operations	13,479,213	(926,767)
Distributions to shareholders from:
Net investment income	(924,500)	(1,264,257)
Net realized gain on investments	—	(6,155,528)
Return of capital distributions	—	—
Total distributions	(924,500)	(7,419,785)
Capital share transactions (Note 3)	11,880,271	(4,526,004)
Total increase/(decrease) in net assets	24,434,984	(12,872,556)
Net Assets
Beginning of period	148,648,935	161,521,491
End of period	$173,083,919	$148,648,935

See Notes to Financial Statements

FAM Funds — Statements of Changes in Net Assets

Six Months Ended June 30, 2016 (Unaudited) and Year Ended December 31, 2015

Small Cap Fund
	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Change in Net Assets
From operations
Net investment income/(loss)	(217,922)	$ (225,195)
Net realized gain on investments	5,000,156	421,640
Net change in unrealized appreciation/(deprecia- tion of investments	2,933,085	(3,261,227)
Net increase in net assets from operations	7,715,319	(3,064,782)
Distributions to shareholders from:
Net investment income	—	(29,566)
Net realized gain on investments	—	(204,380)
Return of capital distributions	—	—
Total distributions	—	(233,946)
Capital share transactions (Note 3)	7,372,496	34,870,936
Total increase/(decrease) in net assets	15,087,815	31,572,208
Net Assets
Beginning of period	98,477,090	66,904,882
End of period	$113,564,905	$98,477,090

See Notes to Financial Statements

FAM Funds - Notes to Financial Statements (Unaudited)

Note 1 Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Equity-Income Fund and FAM Small Cap Fund are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940. Each Fund is authorized to issue two classes of shares. Institutional Shares of FAM Value Fund and FAM Equity-Income Fund are not currently being offered for sale. Institutional Shares of FAM Small Cap Fund are currently being offered for sale and may be purchased by those investors qualified to purchase Institutional Shares. The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Equity-Income Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”), followed by the Funds in the preparation of their financial statements.

a)	Valuation of Securities

Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in Invesco Short Term Treasury Fund are valued at that fund’s net asset value.

GAAP establishes a three-tier framework for measuring fair value based on a hier- archy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

 FAM Funds - Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used to value each Funds’ net assets as of June 30, 2016:

FAM Value Fund
Level 1
Common Stocks	$ 900,171,865
Temporary Investments	107,561,999
Total Investments in Securities	$1,007,733,864

FAM Equity-Income Fund
Level 1
Common Stocks	$156,462,290
Temporary Investments	16,856,044
Total Investments in Securities	$173,318,334

FAM Small Cap Fund
Level 1
Common Stocks	$109,157,487
Temporary Investments	6,390,829
Total Investments in Securities	$115,548,316

During the period ended June 30, 2016 there were no Level 2 or 3 inputs used to value the Funds’ net assets. Refer to each Fund’s Statement of Investments to view securities segregated by industry type.

b)	Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the year ended December 31, 2015 man- agement has evaluated the tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax author-

FAM Funds - Notes to Financial Statements (Unaudited)

ity. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on the evaluation, management has determined that no liability for unrecognized tax expense is required. Tax years 2012 through present remain subject to examination by U.S. and New York taxing authorities. No examination of the Fund’s tax filings is presently in progress.

c)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires manage- ment to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

d)	Other

Securities transactions are recorded on trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Non-cash dividends are included in dividends on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts.

Note 2 Investment Advisory Fees and Other Transactions with Affiliates

Under each Investment Advisory Agreement, effective as of January 1, 2016, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of each Fund’s average daily net assets (prior to Janu- ary 1, 2016, this fee was at the rate of 1.00% per annum of each Fund’s average daily net assets). In addition, effective as of January 1, 2016, under a Business Management Agree- ment, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of each Fund’s average daily net assets. (Prior to January 1, 2016, this fee was payable to an affiliate of the Advisor).

FAM Funds - Notes to Financial Statements (Unaudited)

Thomas Putnam is an officer and trustee of the Funds and also an officer and director of the Advisor. The Chief Compliance Officer is an officer of the Funds and compensated by the Funds in the amount of $45,540 as well as an officer of the Advisor and compensated additionally by the Advisor.

The Investment Advisory Agreement requires the Advisor to reimburse the Funds their expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. In addition, effective as of January 1, 2016, pursuant to an Expense Limitation Agreement entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2017, to waive fees and/or reimburse each of the Funds certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense and extraor- dinary expenses) to the extent necessary to maintain Net Fund Operating Expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Equity Income Fund and 1.42% for FAM Small Cap Fund and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Equity Income Fund and 1.20% for FAM Small Cap Fund. Each Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the Expense Limitation Agree- ment provided that such repayment does not cause the Net Fund Operating Expenses for the applicable class of shares to exceed the applicable limit and the repayment is made within three years after the year in which the Advisor incurred the expense.

For the period ended June 30, 2016, pursuant to the terms of the Expense Limitation Agreement, the Advisor waived fees for each of the Funds as follows: for FAM Value Fund, the Advisor waived $41,416; for FAM Equity-Income Fund the Advisor waived $4,110 and for FAM Small Cap Fund the Advisor waived $40,495. The Advisor is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of any previously waived fees and/or expenses. As of June 30, 2016, the cumulative amounts of previously waived fees that the Advisor may recoup from the Funds is shown below, along with the expiration date of such recoupment:

Fund	May 31,
	2018	2019	2020
FAM Value Fund	—	—	$41,416
FAM Equity-Income Fund	—	—	$4,110
FAM Small Cap Fund	—	—	$40,495

The Funds have also adopted separate Shareholder Administrative Services Plans for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of

FAM Funds - Notes to Financial Statements (Unaudited)

each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of the Funds may pay shareholder administrative servicing fees of up to 0.25% of the average daily net assets of the Investor Shares of each respective Fund, and pursuant to the Shareholder Administrative Services Plan for Insti- tutional Shares, the Institutional Shares of the Funds may pay shareholder administra- tive servicing fees of up to 0.15% of the average daily net assets of the Institutional Shares of each respective Fund.

FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, serves as shareholder account servicing agent and receives a fee on an annual basis, of each Fund’s average daily net assets of 0.11% for the Investor Class and 0.03% for Institutional Class. For the period ended June 30, 2016, shareholder servicing agent fees paid to FSS were as follows:

FAM Value Fund	$415,908
FAM Equity-Income Fund	$ 73,065
FAM Small Cap Fund	$ 28,697

Additionally, FSS serves as the Fund accounting agent and receives an annual fee of 0.07% on each Fund’s average daily net assets. For the period ended June 30, 2016, the Funds’ fund accounting fees paid to FSS amounted to:

FAM Value Fund	$335,383
FAM Equity-Income Fund	$ 54,814
FAM Small Cap Fund	$ 37,509

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advi- sor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services to the Funds.

Note 3. Shares of Beneficial Interest

At June 30, 2016 an unlimited number of $0.001 par value of beneficial interest were authorized.

FAM Funds - Notes to Financial Statements (Unaudited)

Transactions for each Fund are as follows:

	SIX MONTHS ENDED 6/30/16		YEAR ENDED 12/31/15
FAM Value Fund
	Shares	Amount	Shares	Amount
Shares sold	523,094	$ 31,901,345	1,223,205	$ 81,490,613
Shares issued on reinvest- ment of distributions	—	—	1,257,459	76,642,147
Shares redeemed	(533,880)	(32,201,733)	(1,489,528)	(100,401,606)
Net Increase/(Decrease)	(10,786)	$ (300,388)	991,136	$ 57,731,153

FAM Equity-Income Fund
Shares sold	745,855	$ 18,568,394	430,857	$ 10,978,552
Shares issued on reinvest- ment of distributions	32,760	838,557	281,977	6,945,967
Shares redeemed	(306,103)	(7,526,680)	(875,750)	(22,450,523)
Net Increase/(Decrease)	472,512	$ 11,880,271	(162,916)	$(4,526,004)

FAM Small Cap Fund
Investor Shares
Shares sold	1,828,675	$ 28,108,259	2,817,279	$42,680,792
Shares issued on reinvest- ment of distributions	—	—	15,122	227,125
Shares redeemed	(2,904,662)	(43,784,307)	(524,159)	(8,036,981)
Net Increase/(Decrease)	(1,075,987)	$(15,676,048)	2,308,242	$34,870,936

FAM Small Cap Fund
Institutional Shares
Shares sold	1,576,627	$23,254,734	N/A	N/A
Shares issued on reinvest- ment of distributions	—	—	N/A	N/A
Shares redeemed	(14,938)	(206,190)	N/A	N/A
Net Increase	1,561,689	$23,048,544	N/A	N/A

FAM Funds - Notes to Financial Statements (Unaudited)

Note 4. Investment Transactions

During the period ended June 30, 2016, purchases and sales of investment securities, other than short-term obligations were:

	Purchases	Sales
FAM Value Fund	$24,853,791	$63,287,549
FAM Equity-Income Fund	$28,400,443	$27,904,840
FAM Small Cap Fund	$33,356,682	$19,859,261

The cost of securities for federal income tax purposes is the same as shown in the state- ment of investments.

Note 5. Income Taxes and Distributions to Shareholders

The components of accumulated income/(losses) on a tax basis at December 31, 2015 (the Funds’ most recent tax year end) were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
FAM Value Fund	—	$74,598	$508,809,609
FAM Equity-Income Fund	—	$ 224,053	$ 52,393,517
FAM Small Cap Fund	—	$ 5,187	$ 8,689,469

The primary reason for the difference between the amounts of accumulated earnings re- ported on a tax basis and the amounts recorded on the statement of assets and liabilities is the treatment of short term capital gains as net investment income for tax purposes.

The aggregate gross unrealized appreciation and depreciation of portfolio securities at June 30, 2016, based on cost for federal income tax purposes, was as follows:

FAM Value Fund	Unrealized appreciation	$532,192,400
	Unrealized depreciation	(6,298,306)
	Net unrealized appreciation	$525,894,094
FAM Equity-Income Fund	Unrealized appreciation	$ 57,755,773
	Unrealized depreciation	(1,978,997)
	Net unrealized appreciation	$ 55,776,776

FAM Funds – Notes to Financial Statements (Unaudited)

Note 5. (cont’d.)

FAM Small Cap Fund	Unrealized appreciation	$ 15,009,406
	Unrealized depreciation	(3,386,852)
	Net unrealized appreciation	$ 11,622,554

The tax composition of dividends and distributions paid to shareholders for the six months ended June 30, 2016 and the year ended 2015:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
FAM Value Fund
Ordinary income	—	—
Long-term capital gain	—	$80,079,150
Return of capital	—	—
	—	$80,079,150

FAM Equity-Income Fund
Ordinary income	$924,500	$1,591,324
Long-term capital gain	—	6,210,727
Return of capital	—	—
	$924,500	$7,802,051

FAM Small Cap Fund
Ordinary income	—	$ 29,566
Long-term capital gain	—	416,453
Return of capital	—	—
	—	$416,453

FAM Funds – Notes to Financial Statements (Unaudited)

Note 5. (cont’d.)

Equilization debits included in long-term capital gain distributions were as follows:

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
FAM Value Fund	—	—
FAM Equity-Income Fund	—	$ 382,266
FAM Small Cap Fund	—	$ 182,507

Note 6. Line of Credit

The FAM Value Fund, Equity-Income Fund, and Small Cap Fund each has a line of credit up to 33 1/3% of its net assets with a maximum of $125,000,000, $20,000,000, and $3,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2016, when any advances are to be repaid. During the period ended June 30, 2016, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on the experience of the Advisor, the Funds expect the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

FAM Funds – Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund				Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June30,2016 (Unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$60.06	$66.58	$61.81	$48.88	$45.15	$45.34
Income/Loss from investment operations:
Net investment income/(loss)†	0.00	(0.13)	(0.16)	(0.18)	0.06	(0.04)
Net realized and unrealized gain/(loss) on investments	3.19	(0.95)	8.47	16.28	5.07	(0.15)
Total from investment operations	3.19	(1.08)	8.31	16.10	5.13	(0.19)
Less distributions:
Dividends from net investment income	—	—	—	—	(0.07)	—*
Distributions from net realized gains	—	(5.44)	(3.54)	(3.16)	(1.32)	—*
Return of capital	—	—	—	(0.01)	(0.01)	—
Total distributions	—	(5.44)	(3.54)	(3.17)	(1.40)	—*
Change in net asset value for the period	3.19	(6.52)	4.77	12.93	3.73	(0.19)
Net asset value, end of period	$63.25	$60.06	$66.58	$61.81	$48.88	$45.15
Total Return	5.31%**	(1.74)%	13.41%	32.96%	11.39%	(0.41)%
Ratios/supplemental data
Net assets, end of period (000)	$1,007,548	$957,362	$995,235	$941,765	$731,983	$698,546
Ratios to average net assets of:
Expenses, total	1.18%***	1.18%	1.18%	1.19%	1.21%	1.22%
Expenses, net of fees waived and expenses assumed by advisor	1.17%***
Net investment income/(loss)	(0.01)%***	(0.19)%	(0.25)%	(0.24)%	0.13%	(0.10)%
Portfolio turnover rate	2.80%**	8.53%	6.08%	8.38%	4.41%	7.78%
† Based on average shares outstanding. * Per share amount is less than $0.005. ** Not Annualized *** Annualized

FAM Funds – Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Equity-Income Fund			Years Ended December 31,
Per share information (For a share outstanding throughout each period)	Six Months Ended June30,2016 (Unaudited)	2015	2014	2013	2012	2011
Net asset value, beginning of period	$24.11	$25.53	$24.77	$20.08	$19.39	$18.43
Income/Loss from investment operations:
Net investment income†	0.15	0.21	0.19	0.17	0.24	0.29
Net realized and unrealized gain/(loss) on investments	1.96	(0.38)	1.75	5.79	1.88	0.95
Total from investment operations	2.11	(0.17)	1.94	5.96	2.12	1.24
Less distributions:
Dividends from net investment income	(0.14)	(0.21)	(0.19)	(0.18)	(0.26)	(0.28)
Distributions from net realized gains	—	(1.04)	(0.85)	(1.03)	(1.14)	—
Return of capital	—	—	(0.14)	(0.06)	(0.03)	—
Total distributions	(0.14)	(1.25)	(1.18)	(1.27)	(1.43)	(0.28)
Change in net asset value for the period	1.97	(1.42)	0.76	4.69	0.69	0.96
Net asset value, end of period	$26.08	$24.11	$25.53	$24.77	$20.08	$19.39
Total Return	8.78%**	(0.73)%	7.85%	29.79%	11.02%	6.79%
Ratios/supplemental data
Net assets, end of period (000)	$173,084	$148,649	$161,521	$146,568	$112,940	$125,832
Ratios to average net assets of:
Expenses, total	1.25%***	1.27%	1.26%	1.29%	1.31%	1.40%
Expenses, net of fees waived and expenses assumed by advisor	1.25%***
Net investment income	1.80%***	0.83%	0.76%	0.71%	1.17%	1.57%
Portfolio turnover rate	19.06%**	15.67%	10.73%	10.33%	43.0%	17.96%
† Based on average shares outstanding. ** Not Annualized *** Annualized

FAM Funds – Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund

(Investor Shares)

Per share information (For a share outstanding throughout each period)	Six Months Ended June30,2016 (Unaudited)	2015	2014	2013	For the Period Ended December 31, 2012*
Net asset value, beginning of period	$14.75	$15.32	$14.77	$11.03	$10.00
Income/Loss from investment operations:
Net investment income/(loss)†	(0.03)	(0.04)	(0.01)	0.04	(0.04)
Net realized and unrealized gain/(loss) on investments	1.14	(0.50)	0.83	4.43	1.07
Total from investment operations	1.11	(0.54)	0.82	4.47	1.03
Less distributions:
Dividends from net investment income	—	(0.00)(a)	—	(0.03)	—
Distributions from net realized gains	—	(0.03)	(0.18)	(0.70)	—
Return of capital	—	—	(0.09)	(0.00)(a)	—
Total distributions	—	(0.03)	(0.27)	(0.73)	—
Change in net asset value for the period	1.11	(0.57)	0.55	3.74	1.03
Net asset value, end of period	$15.86	$14.75	$15.32	$14.77	$11.03
Total Return	7.53%**	(3.49)%	5.58%	40.49%	10.30%**
Ratios/supplemental data
Net assets, end of period (000)	$88,777	$98,477	$66,905	$42,674	$16,841
Ratios to average net assets of:
Expenses, total	1.42%***	1.36%	1.42%	1.57%	2.79%***
Expenses, net of fees waived and expenses assumed by advisor	1.36%***	1.36%	1.42%	1.35%	1.46%***
Net investment income/(loss)	(0.44)%***	(0.29)%	(0.09)%	0.27%	(0.56)%***
Portfolio turnover rate	19.92%**	26.84%	13.40%	19.65%	7.59%**

 † Based on average shares outstanding.

* Small Cap Fund inception 3/1/12

** Not Annualized

*** Annualized

(a) Amount is less than $0.01 per share.

FAM Funds – Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund

(Institutional Shares)

FAM Small Cap Fund

(Institutional Shares)

Per share information (For a share outstanding throughout each period)	Six Months Ended June30,2016* (Unaudited)
Net asset value, beginning of period	$14.75
Income/Loss from investment operations:
Net investment income/(loss)†	(0.02)
Net realized and unrealized gain on investments	1.14
Total from investment operations	1.12
Less distributions:
Dividends from net investment income	—
Distributions from net realized gains	—
Return of capital	—
Total distributions	—
Change in net asset value for the period	1.12
Net asset value, end of period	$15.87
Total Return	7.59%**
Ratios/supplemental data
Net assets, end of period (000)	$24,788
Ratios to average net assets of:
Expenses, total	1.33%***
Expenses, net of fees waived and expenses assumed by advisor	1.18%***
Net investment income/(loss)	(0.26)%***
Portfolio turnover rate	19.92%**

† Based on average shares outstanding.

* Small Cap Fund Institutional Shares inception 1/1/16

** Not Annualized

*** Annualized

FAM Funds — Expense Data

As of June 30, 2016 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 at the beginning of the period and held for the entire period (1/1/2016 to 6/30/2016).

Actual Expenses

In the table below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of re- turn of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, line (B) of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

FAM Funds — Expense Data continued

Six months ended June 30, 2016 (Unaudited)

	Fund Expense Ratio	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period *

FAM Value Fund - Investor Shares: Actual Return	1.17%	$1,000.00	$1,053.10	$5.97
Hypothetical 5% Yearly Return	1.17%	$1,000.00	$1,019.18	$5.87

FAM Equity-Income Fund - Investor Shares: Actual Return	1.25%	$1,000.00	$1,087.80	$6.49
Hypothetical 5% Yearly Return	1.25%	$1,000.00	$1,018.78	$6.27

FAM Small Cap Fund - Investor Shares: Actual Return	1.36%	$1,000.00	$1,075.30	$7.02
Hypothetical 5% Yearly Return	1.36%	$1,000.00	$1,018.24	$6.82

FAM Small Cap Fund - Institutional Shares: Actual Return	1.18%	$1,000.00	$1,075.90	$6.09
Hypothetical 5% Yearly Return	1.18%	$1,000.00	$1,019.03	$5.92

*Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net asset for the six month period ended June 30, 2016. Expenses are calculated by multiplying the annualized \expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (182); and then dividing that result by the number of days in the current fiscal year (366).

FAM Funds — Supplemental Information (Unaudited)

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisor Fenimore Asset

Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Trustees

Donald J. Boteler

Paul Keller, CPA

Fred “Chico” Lager

John J. McCormack, Jr.,

Independent Chairman

Kevin J. McCoy, CPA

Thomas O. Putnam

Barbara V. Weidlich

Legal Counsel

Dechert, LLP

Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc.

Cobleskill, NY

Distributor

Fenimore Securities, Inc. Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York 12043-0399

(800) 932-3271

www.famfunds.com

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Schedule of Investments

This Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c)) under the Investment Company
Act of 1940, as amended (the "Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the registrant's first fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below:

(Attached hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fenimore Asset Management Trust

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas O. Putnam
---------------------------
Thomas O. Putnam, President

Date August 8, 2016

By (Signature and Title)* /s/ Joseph A. Bucci
--------------------------
Joseph A. Bucci, Treasurer

Date August 8, 2016

* Print the name and title of each signing officer under his or her signature.